Exhibit 99.2
THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT Q4 & FULL YEAR 2025 INVESTOR PRESENTATION

MILLER INDUSTRIES FORWARD LOOKING STATEMENTS SAFE HARBOR STATEMENT Certain statements in this presentation may be deemed to be forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “could”, “continue”, “future”, “potential”, “believe”, “project”, “plan”, “intend”, “seek”, “estimate”, “predict”, “expect”, “anticipate” and similar expressions, or the negative of such terms, or other comparable terminology and include, without limitation, any statements relating our 2026 guidance (including under the heading “2026 Guidance”), the growth and effect of the drivers of our long-term business performance, our future production capacity expansion plans, our priorities relating to operational efficiency and capital allocation, and any potential upside from pending military contracts and their potential effect on revenue and earnings growth. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are made based on our management’s beliefs as well as assumptions made by, and information currently available to, our management. Our actual results may differ materially from the results anticipated in these forward-looking statements due to, among other things: our dependence upon outside suppliers for component parts, chassis and raw materials, including aluminum, steel, and petroleum-related products leaves us subject to changes in price and availability, the cadence and quantity of deliveries from our suppliers, and delays in receiving supplies of such materials, component parts or chassis; our customers’ and towing operators’ access to capital and credit to fund purchases; the implementation of new or increased tariffs and any resulting trade wars and any resulting macroeconomic uncertainty; the rising costs of equipment ownership, including continuing increases in insurance premiums and elevated interest rates that have added cost pressures to our end users, and fluctuations in the value of used trucks; macroeconomic trends, availability of financing, and changing interest rates; our customers’ ability to fund purchases of our products; various international political, economic and other uncertainties, including as a result of changes to trade policies, and new or ongoing military conflicts in the Middle East and Ukraine; increases in the cost of skilled labor; risks relating to our indebtedness, including our ability to maintain compliance with the covenants in our credit facility; special risks from our sales to U.S. and other governmental entities through prime contractors; the cyclical nature of our industry and changes in consumer confidence and in economic conditions in general; changes in fuel and other transportation costs, insurance costs and weather conditions; competition in our industry and our ability to attract or retain customers; changes in government regulations, including environmental and health and safety regulations; our ability to develop or acquire proprietary products and technology; assertions against us relating to intellectual property rights; changes in the tax regimes and related government policies and regulations in the countries in which we operate; our dependence on the continued participation and level of service of our numerous independent distributors; the catastrophic loss of one of our manufacturing facilities; risks relating to acquisitions; environmental and health and safety liabilities and requirements; failure to comply with domestic and foreign anti-corruption laws; loss of the services of our key executives; the effects of regulations relating to conflict minerals; product warranty or product liability claims in excess of our insurance coverage; potential recalls of components or parts manufactured for us by suppliers or potential recalls of defective products; an inability to acquire insurance at commercially reasonable rates; fluctuations of our stock price and involvement with activist shareholders; a disruption in, or breach in security of, our information technology systems or any violation of data protection laws; risks related to our use of artificial intelligence, including generative artificial intelligence and machine learning; and those other risks discussed in our filings with the Securities and Exchange Commission, including those risks discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, which discussion is incorporated herein by this reference. Such factors are not exclusive. We do not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

MILLER INDUSTRIES OVERVIEW THE WORLD’S LARGEST MANUFACTURER OF TOWING AND RECOVERY EQUIPMENT LIGHT-DUTY RECOVERY CAR CARRIER SPECIALTY TRANSPORT MEDIUM- & HEAVY-DUTY RECOVERY ROTATORS MILITARY RECOVERY NYSE: MLR FOUNDED IN 1990 HEADQUARTERS - OOLTEWAH, TN OPERATIONS IN TN, PA, ENGLAND, FRANCE, AND ITALY ~1,500 EMPLOYEES GLOBALLY COMPANY PROFILE

“ MILLER INDUSTRIES CORE PHILOSOPHY WE HAVE THE BEST PEOPLE, THE BEST PRODUCTS, AND THE BEST DISTRIBUTION NETWORK IN THE TOWING AND RECOVERY INDUSTRY.” - BILL MILLER - 1990

THANK YOU TO OUR DEVOTED TEAM RESULTS REFLECT THE ONGOING COMMITMENT AND SUPPORT OF OUR EMPLOYEES, SUPPLIERS, CUSTOMERS, AND SHAREHOLDERS

MILLER INDUSTRIES FOURTH QUARTER 2025 QUARTERLY KEY METRICS Q4 YOY - Decreased 22.9% Q4 ’25 vs Q3 ’25 - Decreased 4.6% REVENUE GROSS PROFIT - 15.5% $171.2M $26.5M NET INCOME - 2.0% $3.4M EPS, DILUTED $0.29 $4.5M CASH RETURNED TO SHAREHOLDERS Q4 YOY - Decreased 20.7% Q4 ’25 vs Q3 ’25 - Increased 4.7% Q4 YOY - Decreased 67.6% Q4 ’25 vs Q3 ’25 - Increased 10.6% Q4 YOY - Decreased 67.6% Q4 ’25 vs Q3 ’25 - Increased 10.8% 5.6% RETURN ON EQUITY (TTM) DIVIDEND + SHARE REPURCHASE BASED ON AVERAGE EQUITY

MILLER INDUSTRIES FULL YEAR 2025 FY 2025 KEY METRICS YOY - Decreased 37.2% REVENUE GROSS PROFIT - 15.2% $790.3M $120.4M NET INCOME - 2.9% $23.0M EPS, DILUTED $1.98 $15.1M CASH RETURNED TO SHAREHOLDERS YOY - Decreased 29.5% YOY - Decreased 63.8% YOY - Decreased 63.8% 5.6% RETURN ON EQUITY (TTM) DIVIDEND + SHARE REPURCHASE BASED ON AVERAGE EQUITY

MILLER INDUSTRIES MARKET OVERVIEW 2026 DOMESTIC MARKET OUTLOOK ■ DISTRIBUTOR INVENTORY ■ SALES ORDER ENTRY ■ PRODUCTION LEVELS ■ CHASSIS SALES

MILLER INDUSTRIES EXPORT OVERVIEW 2026 EXPORT OUTLOOK ■ EUROPEAN GROWTH ■ OMARS ACQUISITION ■ JIGE EXPANSION ■ BONIFACE FACILITY IMPROVEMENTS ■ MILITARY RFQ’S

MILLER INDUSTRIES EXPORT OMARS ACQUISITION ■ PREMIER MANUFACTURER IN ITALY ■ NEW SALES CHANNELS AND DISTRIBUTION ■ ESSENTIAL TO OUR LONG-TERM GROWTH IN THE EUROPEAN MARKET

MILLER INDUSTRIES EXPORT ■Double heavy duty integration capacity at Jige ■Requires Ooltewah facility to increase center-section production to supply Boniface, Jige, and Omars with production to meet consumer demand. €8 MILLION EXPANSION AT JIGE

MILLER INDUSTRIES EXPORT MILITARY ACTIVITY ■ $150M+ IN COMMITMENTS TO BE MANUFACTURED THROUGHOUT 2027-2029 ■ SIGNIFICANT VALUE OF OUTSTANDING RFQ’S IN PROCESS

MILLER INDUSTRIES EXPANSION OOLTEWAH EXPANSION UPDATE ■ Estimated $100m expansion to increase production and improve manufacturing efficiency ■ Estimated completion late 2027

MILLER INDUSTRIES EXPANSION OOLTEWAH EXPANSION UPDATE ■Capital Expenditures to increase throughout 2026 & 2027, funded mostly through operating cash flow

MILLER INDUSTRIES CAPITAL ALLOCATION CAPITAL ALLOCATION STRATEGY ■QUARTERLY DIVIDEND ■DEBT REDUCTION ■SHARE REPURCHASE ■M&A OPPORTUNITIES ■INNOVATION ■AUTOMATION ■HUMAN CAPITAL ■CAPACITY EXPANSION

MILLER INDUSTRIES GUIDANCE 2026 GUIDANCE ■REVENUE $850 - $900M FOR FY 2026 ■REVENUE RAMPING TOWARDS $250M PER QUARTER FOR Q3 AND Q4 IN 2026 ■ESTIMATED GROSS MARGIN ~ 13%

MILLER INDUSTRIES INVESTOR RELATIONS INVESTOR RELATIONS SCHEDULE 2026 ■ THREE PART ADVISORS IDEAS CONFERENCES (NY, CHI, AND DAL) ■ D.A. DAVIDSON INDUSTRIALS CONFERENCE ■ ROADSHOWS TBD ■ REACH OUT TO INVESTOR.RELATIONS@MILLERIND.COM FOR MORE INFORMATION

THANK YOU